UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  AUGUST 29, 2003

                              TRANSNET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                    0-8693                22-1892295
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(State or other jurisdiction of      (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


45 COLUMBIA ROAD, SOMERVILLE, NEW JERSEY              08876-3576
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(Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, including area code: 908-253-0500




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Former name, former address and former fiscal year, if changed since last Report

ITEM 9.  REGULATION FD DISCLOSURE

On August 29, 2003, TransNet Corporation issued a press release announcing its rejection of a proposal from Integrated Data Corp. A copy of the press release is attached hereto as Exhibit 99.1.







                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TransNet Corporation
                                     (Registrant)

Date  AUGUST 29, 2003

                                     /s/ STEVEN J. WILK
                                     ----------------------------------------
                                     Steven J. Wilk
                                     President and Chief Executive Officer